Bank of America Banc of America Leasing & Capital, LLC	Amendment Number 001 To Master Loan and Security Agreement No. 21997-70000

This Amendment Number 001 made as of July 27, 2020 (this “Amendment”), to Master Loan and Security Agreement No. 49660-70000 dated as of March 25, 2020 (the "Agreement"), between Banc of America Leasing & Capital, LLC ("Lender”) and Ciner Wyoming LLC ("Borrower").

W I T N E S S E T H :

WHEREAS, Lender and Borrower are parties to the Agreement; and

WHEREAS, Lender and Borrower desire to amend certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.	Section 8 is hereby amended to conform the Additional Covenants as amended in the Second Amendment to the Bank Facility dated as of July 27, 2020 (the “Second Amendment”).

2. Subsection 10(8) is hereby amended and restated as follows: “(8) any default occurs under any other lease, credit or other agreement or instrument to which Borrower and Lender or any Affiliate of Lender are now or hereafter party including, without limitation, any default under the Second Amendment with respect to restrictions on Borrower’s dividends, acquisitions and share repurchases.”

3.     Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

4.    This Amendment shall apply to all Equipment Notes now existing (except any Equipment Notes that Lender has assigned to a third party in accordance with the terms of the Agreement or which are entered into by a third party unless such third party approves and consents to this Amendment in writing) or hereafter entered into under the Agreement.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

Banc of America Leasing & Capital, LLC (Lender)	Ciner Wyoming LLC (Borrower)

By: /s/ Elizabeth J. DeFusco        By: /s/ Oğuz Erkan

Printed Name: Elizabeth J. DeFusco        Printed Name: Oğuz Erkan

Title: Vice President        Title: President

Amendment to MLA-MLSA (General) 4-25-2013        Page 1 of 1